Exhibit 99.1

                     Red Hat Reports First Quarter Results

     - Revenue of $118.9 Million, up 42% Year-over-Year

     - Subscription Revenue of $103.0 Million, up 44% Year-over-Year

     RALEIGH, N.C.--(BUSINESS WIRE)--June 27, 2007--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal quarter ended May 31, 2007. Red Hat's current fiscal year will end February 29, 2008.

     Total revenue for the quarter was $118.9 million, an increase of 42% from the year ago quarter and 7% from the prior quarter. Subscription revenue was $103.0 million, up 44% year-over-year and 7% sequentially.

     Net income for the quarter was $16.2 million, or $0.08 per diluted share, compared with $13.8 million, or $0.07 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the quarter was $33.7 million, or $0.16 per diluted share, after adjusting for stock compensation and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $28.0 million, or $0.14 per diluted share, in the year ago period.

     Non-GAAP operating cash flow, as detailed in the tables below, totaled $52.3 million for the quarter. Total cash, cash equivalents, and investments as of May 31, 2007 were $1.2 billion. At quarter end, Red Hat's total deferred revenue balance was $363.1 million, an increase of 43% year-over-year and 7% sequentially.

     Other highlights of the quarter included the following:

     - Red Hat held its third annual Summit for customers, partners and the community.

     - Red Hat launched version 5 of its flagship Red Hat Enterprise Linux operating system.

     - Red Hat debuted its Service Oriented Architecture strategy, including the addition of data management solutions and establishing developer class and enterprise class editions of the JBoss solution set.

     "We started the quarter in high gear with the release of Red Hat Enterprise Linux 5 and followed with important launches for JBoss and our middleware strategy," stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "We are pleased with our solid earnings performance as we executed on initiatives to continually garner market share and mind share in a rapidly growing market. Our investments in sales, marketing and R&D during the quarter set a solid foundation for the balance of the year."

     Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event will have ended.

     About Red Hat, Inc.

     Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with over 50 offices spanning the globe. CIOs have ranked Red Hat first for value in Enterprise Software for three consecutive years in the CIO Insight Magazine Vendor Value study. Red Hat provides high-quality, low-cost technology with its operating system platform, Red Hat Enterprise Linux, together with applications, management and Services Oriented Architecture (SOA) solutions, including the JBoss Enterprise Middleware Suite. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: www.redhat.com.

     Forward-Looking Statements

     Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; and a dependence on key personnel, as well as other factors contained in our most recent Annual Report on Form 10-K (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

     LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the US and other countries.

     Tables follow:


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
              (In thousands - except per share amounts)


                                                   Three Months Ended
                                                   -------------------
                                                    May 31,   May 31,
                                                     2007      2006
                                                   -------------------
Revenue:

  Subscriptions                                    $103,045  $ 71,492
  Training and services                              15,828    12,510
                                                   --------- ---------


    Total subscription, training and services
     revenue                                        118,873    84,002
                                                   --------- ---------

Cost of revenue:

  Subscriptions                                       7,601     5,996
  Training and services                              10,663     7,449
                                                   --------- ---------


    Total cost of subscription, training and
     services revenue                                18,264    13,445
                                                   --------- ---------


 Total gross profit                                 100,609    70,557

Operating expense:
 Sales and marketing                                 46,209    30,501
 Research and development                            21,787    13,815
 General and administrative                          17,661    13,629
                                                   --------- ---------

  Total operating expense                            85,657    57,945
                                                   --------- ---------

Income from operations                               14,952    12,612
Other income, net                                    13,578    10,702
Interest expense                                     (1,495)   (1,484)
                                                   --------- ---------

Income before provision (benefit) for income
 taxes                                               27,035    21,830
Provision (benefit) for income taxes                 10,814     8,077
                                                   --------- ---------

Net income                                         $ 16,221  $ 13,753
                                                   ========= =========

Net income-diluted                                 $ 17,100  $ 14,705
                                                   ========= =========

Net income per share:
 Basic                                             $   0.08  $   0.07
 Diluted                                           $   0.08  $   0.07

Weighted average shares outstanding:
 Basic                                              193,082   183,579
 Diluted                                            221,407   214,325

Diluted net income per share computation:
GAAP Net income, basic                             $ 16,221  $ 13,753
Interest expense on convertible debentures, net
 of related GAAP tax effects                            428       463
Amortization of debt issuance costs, net of
 related GAAP tax effects                               451       489
                                                    --------  --------

GAAP Net income, diluted                           $ 17,100  $ 14,705
                                                   ========= =========


Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                    ASSETS
                                                 May 31,    February
                                                               28,
                                                  2007        2007
                                               ----------- -----------
                                               (unaudited)
Current assets:
 Cash and cash equivalents                     $  437,384  $  527,239
 Investments in debt securities                   400,074     350,827
 Accounts receivable, net                          92,412      87,973
 Prepaid expenses and other current assets         53,279      41,026
                                               ----------- -----------

   Total current assets                           983,149   1,007,065

 Property and equipment, net                       47,713      45,258
 Goodwill                                         344,819     328,837
 Identifiable intangibles, net                     95,477      94,314
 Investments in debt securities                   353,626     278,028
 Other assets, net                                 32,824      32,352
                                               ----------- -----------

   Total assets                                $1,857,608  $1,785,854
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                              $    7,958  $   12,062
 Accrued expenses                                  38,375      38,472
 Deferred revenue                                 264,651     249,615
 Other current obligations                            345         214
                                               ----------- -----------

  Total current liabilities                       311,329     300,363

 Deferred lease credits                             5,141       5,235
 Long term deferred revenue                        98,407      89,020
 Other long term obligations                       23,801           -
 Convertible debentures                           570,000     570,000
Stockholders' equity:
 Minority interest                                      -           -
 Common stock                                          20          20
 Additional paid-in capital                     1,066,091   1,040,892
 Deferred compensation                                  -           -
 Accumulated deficit                              (88,648)    (92,092)
 Treasury stock, at cost                         (125,789)   (125,789)
 Accumulated other comprehensive loss              (2,744)     (1,795)
                                               ----------- -----------

   Total stockholders' equity                     848,930     821,236
                                               ----------- -----------

   Total liabilities and stockholders' equity  $1,857,608  $1,785,854
                                               =========== ===========


Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                                                   Three Months Ended
                                                  --------------------
                                                   May 31,    May 31,
                                                    2007       2006
                                                  --------------------

Cash flows from operating activities:
Net income                                        $  16,221  $ 13,753
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                       7,234     4,344
  Deferred income taxes                               8,330     5,411
  Share-based compensation expense                    8,386     7,626
  Excess tax benefits from share-based payment
   arrangements                                     (12,610)   (2,135)
  Provision for doubtful accounts                       582       501
  Amortization of debt issuance costs                   752       752
  Other                                                   -      (279)
Changes in operating assets and liabilities
 net of effects of acquisitions:
  Accounts receivable                                (3,917)   (3,492)
  Prepaid expenses and other current assets            (738)   (1,299)
  Accounts payable                                   (4,223)      109
  Accrued expenses                                   (1,764)    1,550
  Deferred revenue                                   21,564    25,457
  Other assets                                          (92)       75
                                                  ---------- ---------

  Net cash provided by operating activities          39,725    52,373
                                                  ---------- ---------

Cash flows from investing activities:
 Purchase of investment securities                 (341,175)   (7,332)
 Proceeds from sales and maturities of
  investment securities                             215,480   278,031
 Acquisitions of businesses, net of cash
  acquired                                          (11,784)   (1,911)
 Purchase of property and equipment                  (6,407)   (3,878)
 Purchase of developed software and other
  intangibles                                        (3,488)        -
                                                  ---------- ---------

  Net cash provided by (used in) investing
   activities                                      (147,374)  264,910
                                                  ---------- ---------

Cash flows from financing activities:
 Excess tax benefits from share-based payment
  arrangements                                       12,610     2,135
 Net proceeds from issuance of common stock
  under Employee Stock Purchase Plan                      -       305
 Proceeds from exercise of common stock
  options                                             3,074     7,330
 Purchase of treasury stock                               -      (173)
 Other borrowings, net                                2,232         -
                                                  ---------- ---------

  Net cash provided by financing activities          17,916     9,597
                                                  ---------- ---------

Effect of foreign currency exchange rates on
 cash and cash equivalents                             (122)    2,490
Net increase (decrease) in cash and cash
 equivalents                                        (89,855)  329,370
Cash and cash equivalents at beginning of the
 period                                             527,239   267,547
                                                  ---------- ---------

Cash and cash equivalents at end of period        $ 437,384  $596,917
                                                  ========== =========

Note: certain prior year amounts have been reclassified to conform with current year presentation.


                            RED HAT, INC.
NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS
                     TO NON-GAAP ADJUSTED RESULTS
                             (Unaudited)
              (In thousands - except per share amounts)


Non cash share-based compensation expense included in Consolidated Statements of
 Operations:

                                                       Three Months
                                                           Ended
                                                     -----------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                     -----------------

 Cost of revenue                                     $   582  $   510
 Sales and marketing                                   2,514    2,117
 Research and development                              2,125    1,497
 General and administration                            3,165    3,502
                                                     -------- --------
 Total stock based compensation expense              $ 8,386  $ 7,626
                                                     ======== ========




Reconciliation of GAAP results to non-GAAP adjusted results

                                                       Three Months
                                                           Ended
                                                     -----------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                     -----------------

GAAP net income                                      $16,221  $13,753

GAAP provision for income taxes                       10,814    8,077
                                                      -------  -------

GAAP income before provision for income taxes        $27,035  $21,830

Add: Share-based compensation per FAS 123R             8,386    7,626
                                                     -------- --------

Non-GAAP adjusted income before provision for
 income taxes                                        $35,421  $29,456

Non-GAAP cash provision for income taxes             $ 1,771  $ 1,473
                                                     -------- --------

Non-GAAP adjusted net income                         $33,650  $27,983
                                                     ======== ========

Non-GAAP adjusted net income-diluted                 $35,042  $29,375
                                                     ======== ========

Non-GAAP adjusted net income per share:
 Basic                                               $  0.17  $  0.15
 Diluted                                             $  0.16  $  0.14


Non-GAAP diluted net income per share
 computation:
Non-GAAP adjusted net income                         $33,650  $27,983
Interest expense on convertible debentures, net
 of related 5% cash tax effects                          677      677
Amortization of debt issuance costs, net of
 related 5% cash tax effects                             715      715
                                                     -------- --------

Non-GAAP adjusted net income-diluted                 $35,042  $29,375
                                                     ======== ========


Reconciliation of GAAP cash flows from operating activities to non-GAAP adjusted cash flows from operating activities

                                                       Three Months
                                                           Ended
                                                     -----------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                     -----------------

GAAP net cash provided by operating activities       $39,725  $52,373

Add: Excess tax benefits from share-based payment
 arrangements                                         12,610    2,135
                                                     -------- --------

Non-GAAP net cash provided by operating
 activities                                          $52,335  $54,508
                                                     ======== ========


                            RED HAT, INC.
     RECONCILIATION OF GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
                             (Unaudited)
              (In thousands - except per share amounts)



Reconciliation of GAAP results to non-GAAP adjusted results

                                                    Three Months Ended
                                                    ------------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                    ------------------

GAAP Gross profit                                   $100,609  $70,557

Add: Non-cash share-based compensation per FAS
 123R                                                    582      510
                                                    --------- --------

Non-GAAP gross profit                               $101,191  $71,067
                                                    --------- --------

Non-GAAP gross margin                                     85%      85%


                                                    Three Months Ended
                                                    ------------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                    ------------------

GAAP operating expenses                             $ 85,657  $57,945

Deduct: Non-cash share-based compensation per
 FAS 123R                                             (7,804)  (7,116)
                                                    --------- --------

Non-GAAP adjusted operating expenses                $ 77,853  $50,829
                                                    --------- --------


                                                    Three Months Ended
                                                    ------------------
                                                     May 31,  May 31,
                                                      2007     2006
                                                    ------------------

GAAP operating income                               $ 14,952  $12,612

Add: Non-cash share-based compensation per FAS
 123R                                                  8,386    7,626
                                                    --------- --------

Non-GAAP adjusted operating income                  $ 23,338  $20,238
                                                    --------- --------

Non-GAAP adjusted operating margin                      19.6%    24.1%


     CONTACT: Red Hat, Inc.
              Kerrin Catallozzi, 919-754-4268
              Corporate Communications
              kcatallo@redhat.com
              or
              Linda Brewton, 919-754-4476
              Investor Relations
              lbrewton@redhat.com